Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated May 28, 2019 to the

Statutory Prospectus for Class A, Class C, Class R, Class T,

Class R6, Institutional Class, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019

Disclosure Relating to AllianzGI Convertible Fund (the “Fund”)

Removal of Restrictions on New Purchases of and Exchanges for Shares of the Fund

The Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) has approved the removal of the existing restrictions on purchases of, and exchanges for, shares of the Fund, as described below.

Effective July 1, 2019, within the Fund Summary relating to the AllianzGI Convertible Fund, the section titled “Purchase and Sale of Fund Shares” is hereby revised in its entirety as follows:

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Effective July 1, 2019, the section currently titled “How to Buy and Sell Shares—Disclosure Relating to AllianzGI Convertible Fund” is also hereby deleted in its entirety. The Trust and Allianz Global Investors Distributors LLC (the “Distributor”) each reserve the right to, at any time, establish, re-establish or otherwise modify restrictions related to transactions in the Fund’s shares. Please call the Distributor at 1-800-988-8380 for Class A, Class C, Class R and Class T shares, and 1-800-498-5413 for Institutional Class, Class P and Administrative Class shares, or your broker or other financial advisor, if you have any questions.

Please retain this Supplement for future reference.